THE COMMONWEALTH OF MASSACHUSETTS
                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                       MICHAEL JOSEPH CONNOLLY, SECRETARY
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108
                            ARTICLES OF ORGANIZATION
                             (Under G. L. Ch. 156B)
                                  Incorporators

NAME                                                        POST OFFICE ADDRESS
----                                                        -------------------

Include given name in full in case of natural persons; in case of corporation, give state of incorporation.

Donald H. Siegel                                        100 Charles River Plaza
                                                        Boston, MA 02114

The above-named incorporator(s) do hereby associate (themselves) with the intention of forming a corporation under the provisions of General Laws, Chapter 156B and hereby state(s):

1.       The name of the corporation is:

         J.K. Trading Corp.


2. The purpose of the corporation is to engage in the following business activities:

         To import and export goods, products an services; to buy, sell, manufacture, distribute, warehouse, market and otherwise deal in, or offer goods and products and services of all kinds and to carry on any and all activities necessary, related or incidental thereto.

         To carry on any business and engage in any other activity, whether or not related to those in the foregoing paragraph, which may be permitted by the laws of the Commonwealth of Massachusetts to a corporation organized under Chapter 156B of the General Laws of Massachusetts, as the same may be amended from time to time.









Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.

3. The total shares and the par value, if any, of each class of stock within the corporation is authorized as follows:


--------------------------------------------------------------------------------
      WITHOUT PAR VALUE                                  WITH PAR VALUE
--------------------------------------------------------------------------------
   TYPE      NUMBER OF SHARES          TYPE      NUMBER OF SHARES      PAR VALUE
--------------------------------------------------------------------------------

Preferred:                          Preferred:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Common:          15,000             Common:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

*4. If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established.

         None.


*5. The restrictions, if any, imposed by the Articles of Organization upon the transfer of shares of stock of any class are as follows:

         None.


*6. Other lawful provisions, if any, for the conduct and regulation of business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, of any class of stockholders:


         See Continuation Sheet 6A.




If there are no provisions, sate "None".

7. By-laws of the corporation have been duly adopted and the initial directors, president, treasurer and clerk, whose names are set out below, have been duly elected.

8. The effective date of the organization of the corporation shall be the date of filing with the Secretary of the Commonwealth or later effective date is desired, specify date (not more than 30 days after the date of filing).

9. The following information shall not for any purpose be treated as a permanent part of the Articles of Organization of the corporation.

a. The post office address of the initial principal office of the corporation in Massachusetts is:

         3 Lockland Avenue, Framingham, MA  01701

b. The name, residential address and post office address of each director and officer of the corporation is as follows:

                  NAME                          RESIDENCE                 POST OFFICE ADDRESS
President:        Jordan Kahn                   2 Cahill Park Drive       3 Lockland Avenue
                                                Framingham, MA 01701      Framingham, MA 01701

Treasurer:        Jordan Kahn                   2 Cahill Park Drive       3 Lockland Avenue
                                                Framingham, MA 01701      Framingham, MA 01701

Clerk:            Donald H. Siegel              122 Nehoiden Road         100 Charles River Park
                                                Waban, MA 02168           Boston, MA  02114

Directors:        Jordan Kahn                   Framingham, MA 01701      3 Lockland Avenue
                  Susan Kahn                    Framingham, MA 01701      Framingham, MA 01701
                  Fasih Kahlid                  62 Wingate Road
                                                Holliston, MA  01746

c. The date initially adopted on which the corporation's fiscal year end is:
      Last day of January

d. The date initially fixed in the By-Laws for the annual meeting of stockholders of the corporation is:
      Second Tuesday in May

e. The name and business address of the resident agent, if any, of the corporation is:
      N/A


IN WITNESS WHEREOF and under the penalties of perjury, sign(s) these Articles of Organization this 4th day of February, 1982 .

                  /s/ Donald H. Siegel
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



The signature of each incorporator which is not a natural person must be an individual who shall show the capacity in which he acts and by signing shall represent under the penalties of perjury that he is duly authorized on its behalf to assign these Articles of Organization.

                        THE COMMONWEALTH OF MASSACHUSETTS

                            ARTICLES OF ORGANIZATION

                     GENERAL LAWS, CHAPTER 156B, SECTION 12



================================================================================

I hereby certify that, upon examination the within-written articles of organization, duly submitted to me, it appears that the provisions of the General Laws relative to the organization of corporations have been complied with, and I hereby approve said articles; and the filing fee in the amount of $150.00 having been paid, said articles are deemed to have been filed with me this 5th day of February, 1982.


                   Effective date: /s/ Michael Joseph Connolly
                                   ---------------------------
                             MICHAEL JOSEPH CONNOLLY
                               Secretary of State


                         TO BE FILLED IN BY CORPORATION
                PHOTOCOPY OF ARTICLES OF ORGANIZATION TO BE SENT

                           TO:   Donald H. Siegel, Esq.
                      ---------------------------------------------------
                                 c/o Posternak, Blankstein & Lund, L.L.P.
                      ---------------------------------------------------
                                 100 Charles River Plaza
                      ---------------------------------------------------
                                 Boston, MA 02114
                      ---------------------------------------------------
                      Telephone: (617) 367-9595
                                 ----------------------------------------


FILING FEE: 1/20 of 1% of the total amount of authorized capital stock without par value, but not less than $150.00 General Laws, Chapter 156B, shares of stock with a par value less than one dollar shall be deemed to have a par value of one dollar per share.

                           HOLMES MANUFACTURING CORP.

                            ARTICLES OF ORGANIZATION
                              Continuation Sheet 6A


         The Board of Directors of the Corporation may make, amend, or repeal the By-Laws of the Corporation, in whole or in part, except with respect to any provision thereof which, by law, the Articles of Organization, or the By-Laws, require action exclusively by the Stockholders entitled to vote thereon; but any By-Law adopted by the Board of Directors may be amended or repealed by the Stockholders.

         All meetings of Stockholders of the Corporation may be held within the Commonwealth of Massachusetts or elsewhere within the United States. The place of such meetings shall be fixed in, or determined in the manner provided in, the By-Laws.

         The Corporation may be a partner, general or limited, in any business enterprise which it would have the power to conduct by itself.

         A Director of this Corporation shall not be personally liable to the Corporation or its Stockholders for monetary damages for breach of fiduciary duty as a Director, notwithstanding any provision of law imposing such liability, except for liability (i) for any breach of the Director's duty of loyalty to the Corporation or Stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 61 or 62 of Chapter 156B of the Massachusetts General Laws, or (iv) for any transaction from which the Director derived an improper personal benefit.

         Any repeal or modification of the foregoing paragraph by the Stockholders of the Corporation shall not adversely affect any right or protection of a Director of the Corporation existing at the time of such repeal or modification.

================================================================================

                                                          FEDERAL IDENTIFICATION
                                                                  NO. 04-2768914
                                                                      ----------

                        THE COMMONWEALTH OF MASSACHUSETTS

                             MICHAEL JOSEPH CONNOLLY
                               Secretary of State
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                              ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B,
Section 114. Make check payable to the Commonwealth of Massachusetts.
                              --------------------

We,      Jordan A. Kahn                              , President
         Donald H. Siegel                            , Clerk

                               J. K. TRADING CORP.
--------------------------------------------------------------------------------
                              (Name of Corporation)

located at        3 Lockland Avenue, Framingham, MA 01701
           ---------------------------------------------------------------------

do hereby certify that the following amendment to the articles of organization
of the corporation was duly adopted at a meeting held on      , 1984, by vote of

  51    shares of      Common       out of     51   shares outstanding,
-------           ----------------           ------
                 (Class of Stock)

        shares of                   out of          shares outstanding, and
-------           ----------------           ------
                 (Class of Stock)

        shares of                   out of          shares outstanding,
-------           ----------------           ------
                 (Class of Stock)

        being at least a majority of each class outstanding and entitled to vote thereon:(1)

That the Articles of Organization of this Corporation be amended to change the name of this Corporation to HOLMES PRODUCTS CORP. and that the proper officers of this Corporation be, and they hereby are, authorized and empowered to execute and file Articles of Amendment with the Secretary of the Commonwealth of Massachusetts to effectuate this amendment.


(1) For amendments adopted pursuant to Chapter 156B, Section 70.
(2) For amendments adopted pursuant to Chapter 156B, Section 71.
Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8-1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

FOR INCREASE IN CAPITAL FILL IN THE FOLLOWING:

The amount of capital stock already authorized is:

--------------------------------------------------------------------------------

      WITHOUT PAR VALUE                                WITH PAR VALUE

--------------------------------------------------------------------------------
   TYPE       NUMBER OF SHARES        TYPE       NUMBER OF SHARES   PAR VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Common:                           Common:
--------------------------------------------------------------------------------
  Class A          7,500
--------------------------------------------------------------------------------
  Class B          7,500
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Preferred:                         Preferred:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Change the total authorized to:

--------------------------------------------------------------------------------

      WITHOUT PAR VALUE                                WITH PAR VALUE

--------------------------------------------------------------------------------
   TYPE       NUMBER OF SHARES        TYPE       NUMBER OF SHARES   PAR VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Common:         15,000            Common:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Preferred:                         Preferred:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 2nd day of March , 1984.



-------------------------------------------------------------, President
Jordan A. Kahn

-------------------------------------------------------------, Clerk
Donald H. Siegel

                        THE COMMONWEALTH OF MASSACHUSETTS


                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)

I hereby approve the within articles of amendment and, the filing fee in the amount of $ __________ having been paid, said articles are deemed to have been filed with me this ________ day of _______________, 19___.


                             MICHAEL JOSEPH CONNOLLY
                               Secretary of State




                         TO BE FILLED IN BY CORPORATION
                       Photo Copy of Amendment to Be Sent

                            TO:   Donald H. Siegel, P.C.
                     -----------------------------------------------------
                                  Posternak, Blankstein & Lund, L.L.P.
                     -----------------------------------------------------
                                  100 Charles River Plaza
                     -----------------------------------------------------
                                  Boston, MA 02114
                     -----------------------------------------------------
                     Telephone:   (617) 367-9595
                                  ----------------------------------------

                                                          FEDERAL IDENTIFICATION
                                                                  NO. 04-2768914
                                                                      ----------

                        THE COMMONWEALTH OF MASSACHUSETTS

                             MICHAEL JOSEPH CONNOLLY
                               Secretary of State
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                              ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B,
Section 114. Make check payable to the Commonwealth of Massachusetts.
                              --------------------

We,      Jordan A. Kahn                              , President
         Donald H. Siegel                            , Clerk

                              HOLMES PRODUCTS CORP.
--------------------------------------------------------------------------------
                              (Name of Corporation)

located at        Seven October Hill Road, Holliston, MA  01746
           ---------------------------------------------------------------------

do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on March 17, 1987, by vote of

 490  shares of      Class A Common   out of  490   shares outstanding,
-----           --------------------         -----
                     (Class of Stock)

 510  shares of      Class B Common   out of  510   shares outstanding, and
-----           --------------------         -----
                     (Class of Stock)

      shares of                       out of        shares outstanding,
-----           --------------------         -----
                     (Class of Stock)

                       being at least two-thirds of each class outstanding and entitled to vote thereon and of each class or series of stock whose rights are adversely affected thereby:(1)


                      SEE INSERT A

The amount of capital stock already authorized is:

--------------------------------------------------------------------------------

      WITHOUT PAR VALUE                                WITH PAR VALUE

--------------------------------------------------------------------------------
   TYPE       NUMBER OF SHARES        TYPE       NUMBER OF SHARES   PAR VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Common:                           Common:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Preferred:                         Preferred:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Change the total authorized to:

--------------------------------------------------------------------------------

      WITHOUT PAR VALUE                                WITH PAR VALUE

--------------------------------------------------------------------------------
   TYPE       NUMBER OF SHARES        TYPE       NUMBER OF SHARES   PAR VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Common:                           Common:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Preferred:                         Preferred:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 6th day of March , 1987.


----------------------------------------------------------------, President
Jordan A. Kahn

----------------------------------------------------------------, Clerk
Donald H. Siegel

                        THE COMMONWEALTH OF MASSACHUSETTS


                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)

I hereby approve the within articles of amendment and, the filing fee in the amount of $ __________ having been paid, said articles are deemed to have been filed with me this ________ day of _______________, 19___.



                             MICHAEL JOSEPH CONNOLLY
                               Secretary of State







                         TO BE FILLED IN BY CORPORATION
                       Photo Copy of Amendment to Be Sent


                     TO:   Donald H. Siegel, Esq.
                ---------------------------------------------------
                           c/o Posternak, Blankstein & Lund, L.L.P.
                ---------------------------------------------------
                           100 Charles River Plaza
                ---------------------------------------------------
                           Boston, MA 02114
                ---------------------------------------------------
                Telephone: (617) 367-9595
                           ----------------------------------------

                                                          FEDERAL IDENTIFICATION
                                                                  NO. 04-2768914
                                                                      ----------

                        THE COMMONWEALTH OF MASSACHUSETTS

                             MICHAEL JOSEPH CONNOLLY
                               Secretary of State
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                              ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B,
Section 114. Make check payable to the Commonwealth of Massachusetts.
                              --------------------

We,      Jordan A. Kahn                              , President
         Donald H. Siegel                            , Clerk

                              HOLMES PRODUCTS CORP.
--------------------------------------------------------------------------------
                              (Name of Corporation)

located at        3 Lockland Avenue, Framingham, Massachusetts   01701
           ---------------------------------------------------------------------

do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted by unanimous written consent of Stockholders dated January 16, 1985, by vote of:

 51  shares of      Common           out of  51   shares outstanding,
----           ---------------------        ----
                    (Class of Stock)

     shares of      Class B Common   out of       shares outstanding, and
----           ---------------------        ----
                    (Class of Stock)

     shares of                       out of       shares outstanding,
----           ---------------------        ----
                    (Class of Stock)

                      being at least two-thirds of each class outstanding and entitled to vote thereon and of each class or series of stock whose rights are adversely affected thereby:(1)


                      SEE INSERT A

The amount of capital stock already authorized is:

--------------------------------------------------------------------------------

      WITHOUT PAR VALUE                                  WITH PAR VALUE

--------------------------------------------------------------------------------
   TYPE       NUMBER OF SHARES        TYPE        NUMBER OF SHARES     PAR VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Common:          15,000           Common:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Preferred:                         Preferred:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Change the total authorized to:

--------------------------------------------------------------------------------

      WITHOUT PAR VALUE                                  WITH PAR VALUE

--------------------------------------------------------------------------------
   TYPE       NUMBER OF SHARES        TYPE        NUMBER OF SHARES     PAR VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Common:                           Common:
--------------------------------------------------------------------------------
   Class A          7,500
   Class B          7,500
--------------------------------------------------------------------------------
Preferred:                         Preferred:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 18th day of January , 1985.


----------------------------------------------------------------, President
Jordan A. Kahn

----------------------------------------------------------------, Clerk
Donald H. Siegel

                        THE COMMONWEALTH OF MASSACHUSETTS


                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)

I hereby approve the within articles of amendment and, the filing fee in the amount of $ __________ having been paid, said articles are deemed to have been filed with me this ________ day of _______________, 19___.




                             MICHAEL JOSEPH CONNOLLY
                               Secretary of State









                         TO BE FILLED IN BY CORPORATION
                       Photo Copy of Amendment to Be Sent

                     TO:   Donald H. Siegel, Esq.
                ---------------------------------------------------
                           c/o Posternak, Blankstein & Lund, L.L.P.
                ---------------------------------------------------
                           100 Charles River Plaza
                ---------------------------------------------------
                           Boston, MA 02114
                ---------------------------------------------------
                Telephone: (617) 367-9595
                           ----------------------------------------

                                                          FEDERAL IDENTIFICATION
                                                                  NO. 04-2768914
                                                                      ----------

                        THE COMMONWEALTH OF MASSACHUSETTS

                        Office of the Secretary of State
                         Michael J. Connolly, Secretary
                One Ashburton Place, Boston, Massachusetts 02108


                              ARTICLES OF AMENDMENT
                     General Laws, Chapter 156B, Section 72


We,               Jordan A. Kahn                                  , *President
    --------------------------------------------------------------
and               Donald H. Siegel                                , *Clerk
    --------------------------------------------------------------
of                Holmes Products Corp.                                   ,
   -----------------------------------------------------------------------
                           (Exact name of corporation)

located at        233 Fortune Boulevard, Milford, MA 01757                ,
           ---------------------------------------------------------------
                (Street address of corporation in Massachusetts)

do hereby certify that these ARTICLES OF AMENDMENT affecting articles NUMBERED:

                                      3 & 4
--------------------------------------------------------------------------------
       (Number those articles 1, 2, 3,4, 5, and/or 6 being amended hereby)

                          by unanimous written consent
of the Articles of Organization were duly adopted on June 21, 1993, by vote of:
                                                     -------  ----

 490  shares of        Class A Common       out of  490 shares outstanding,
-----           ---------------------------        ----
                    (type, class & series, if any)

 510  shares of        Class B Common       out of  510 shares outstanding, and
-----           ---------------------------        ----
                    (type, class & series, if any)

      shares of                             out of      shares outstanding,
-----           ---------------------------        ----
                    (type, class & series, if any)

2** being at least two-thirds of each type, class or series outstanding and entitled to vote thereon and of each type, class or series of stock whose rights are adversely affected thereby:



*Delete the inapplicable words.     ** Delete the inapplicable clause.
(1) For amendments adopted pursuant to Chapter 156B, Section 70.
(2) For amendments adopted pursuant to Chapter 156B, Section 71.
Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate 8-1/2 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet so long as each article requiring each addition is clearly indicated.

To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:


   WITHOUT PAR VALUE STOCKS                          WITH PAR VALUE STOCKS

--------------------------------------------------------------------------------
   TYPE       NUMBER OF SHARES        TYPE        NUMBER OF SHARES     PAR VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Common:                           Common:
--------------------------------------------------------------------------------
   Class A          7,500
--------------------------------------------------------------------------------
   Class B          7,500
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Preferred:                         Preferred:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


CHANGE the total authorized to:



     WITHOUT PAR VALUE STOCKS                       WITH PAR VALUE STOCKS
--------------------------------------------------------------------------------
   TYPE       NUMBER OF SHARES        TYPE        NUMBER OF SHARES     PAR VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Common:          15,000           Common:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Preferred:                         Preferred:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


and to eliminate in their entirety all of the special rights, privileges and preferences inuring to the holders of Class A Common Stock and Class B Common Stock, as such separate classes of stock shall no longer exist from and after the effective date of the filing of these Articles of Amendment, and that effective upon the filing of these Articles of Amendment, all presently issued and outstanding shares of Class A Stock and Class B Stock shall thereby, without the necessity of any further action, be converted into a like number of shares of Common Stock, and that the proper officers of the Corporation be, and they hereby are, authorized and directed to issue to the holders of Class A Stock and Class B Stock a replacement certificate for an equal number of shares of Common Stock upon surrender of their stock certificates evidencing their shares of Class A Stock and Class B Stock.

The foregoing amendment will become effective when these articles of amendment are filed in accordance with General Laws, Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date:                                         .
                     -----------------------------------------

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names this 21st day of June, 1993.

                  /s/ Jordan A. Kahn                     , *President
---------------------------------------------------------
Jordan A. Kahn

                  /s/ Donald H. Siegel                   , *Clerk
---------------------------------------------------------
Donald H. Siegel

                        THE COMMONWEALTH OF MASSACHUSETTS

                        RESTATED ARTICLES OF ORGANIZATION
                    (General Laws, Chapter 156B, Section 72)



              ===================================================



I hereby approve the within articles of amendment and, the filing fee in the amount of $___________ having been paid, said article is deemed to have been filed with me this ________ day of ________________, 19____.






                               MICHAEL J. CONNOLLY
                               Secretary of State








                         TO BE FILLED IN BY CORPORATION
                       PHOTOCOPY OF ARTICLES OF AMENDMENT
                                   TO BE SENT:

                           Andrew B. White, Esq.
                -------------------------------------------------------
                           Posternak, Blankstein & Lund, L.L.P.
                -------------------------------------------------------
                           100 Charles River Plaza
                -------------------------------------------------------
                           Boston, MA  02114
                -------------------------------------------------------
                Telephone: (617) 973-6100
                -------------------------------------------------------